Exhibit 99.1

PRESS RELEASE, DATED JUNE 21, 2024

EVe Mobility Acquisition Corp Announces

Non-Binding Letter of Intent for a Business Combination

SANTA MONICA, CA, June 21, 2024 (GLOBE NEWSWIRE) -- EVe Mobility Acquisition Corp (NYSE American: EVE), a Cayman Islands exempted company (“EVe” or the “Company”), announced today that on June 20, 2024, it signed a non-binding letter of intent (“LOI”) with respect to a business combination transaction (the “Proposed Transaction”) with a global leader in deep sea critical minerals mining (the “Target”). The Proposed Transaction is intended to result in EVe’s successor listed company owning 100% of the Target. The Proposed Transaction structure is yet to be determined based on the due diligence findings as well as business, legal, tax, accounting and other considerations.

EVe and the Target, if approval to proceed by the Board of EVe and the Target is obtained, would announce any additional details regarding the Proposed Transaction if a definitive agreement for the business combination were to be executed. The parties are currently considering the specific terms of any business combination. Any transaction will be subject to, among other things, tax review, as well as other auditing, corporate, regulatory and stock exchange requirements.

Redemption Reversal Extension

As previously disclosed on June 17, 2024, the Company announced that, in connection with the extraordinary general meeting of shareholders held on June 10, 2023, the Company had instructed Continental Stock Transfer & Trust Company (“CST”) to honor redemption reversal (a “Redemption Reversal”) requests for up to 14 days after the Extraordinary General Meeting, such deadline being June 24, 2024. On June 20, 2024, the Company instructed CST to extend the date by which it will honor redemption reversal requests to 5:00 p.m. Eastern Time on July 8, 2024. To effectuate a Redemption Reversal, stockholders must submit a written request to CST. If shares are held in street name, stockholders will need to instruct their bank or broker to request the Redemption Reversal from CST.

Waiver of Access to Dissolution Expenses

On June 21, 2024, the Board of the Company agreed to waive the Company’s right under Article 49.7 of the Company’s Second Amendment to the Amended and Restated Memorandum and Articles of Association to access up to $100,000 of interest from the Company’s trust account established in connection with Company’s initial public offering. The Company’s sponsor, Blufire Capital Limited, an Abu Dhabi private company limited by will pay dissolution expenses that might occur in the event the Proposed Transaction does not occur.

About EVe

EVe Mobility Acquisition Corp is a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the Proposed Transaction is executed, the parties intend to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to the Proposed Transaction. EVe’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statement relating to the Proposed Transaction, as these materials will contain important information about EVe, the Target, the Proposed Transaction and the Extension. When available, the definitive proxy statement and other relevant materials for the Proposed Transaction will be mailed to stockholders of EVe as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the above referenced documents and other documents filed with the SEC in connection with the Proposed Transaction, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: info@evemobility.com.

Participants in the Solicitation

EVe and the Target and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transaction under the rules of the SEC. Information about the directors and executive officers of EVe and a description of their interests in EVe and the Proposed Transaction is contained in EVe’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 14, 2023 (the “Annual Report”).

Information about EVe’s directors and executive officer’s interests in the Proposed Transaction, as well as information about the Target’s directors and executive officers and a description of their interests in the Target and the Proposed Transaction will be set forth in the proxy statement relating to the Proposed Transaction when it is filed with the SEC. When available, the above referenced documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking-Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside EVe’s and the Target’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability of EVe to enter into a definitive agreement with respect to a business combination with the Target within the time provided in EVe’s Amended and Restated Memorandum and Articles of Association; EVe’s ability to obtain the financing necessary to consummate the potential Proposed Transaction; the performance of the Target’s business; the timing, success and cost of the Target’s development activities; assuming the definitive agreement is executed, the ability to consummate the Proposed Transaction, including risk that EVe’s stockholder approval is not obtained; failure to realize the anticipated benefits of the Proposed Transaction, including as a result of a delay in consummating the Proposed Transaction; the amount of redemption requests made by EVe’s stockholders and the amount of funds remaining in EVe’s trust account after the vote to approve the Proposed Transaction; EVe’s and the Target’s ability to satisfy the conditions to closing the Proposed Transaction, once documented in a definitive agreement; and those factors discussed in the Annual Report under the heading “Risk Factors,” and the other documents filed, or to be filed, by EVe with the SEC. Neither EVe or the Target undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

info@evemobility.com